Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of Massey Energy Company and in the related prospectuses of our report dated January 25, 2002 except for, Note 2, the caption entitled "property, plant, and equipment" (last paragraph) in Note 3, Note 4, Note 7,
Note 8, Note 10, Note 15, and all information marked "restated" in the notes to consolidated financial statements, as to which the date is March 26, 2003, with respect to the consolidated financial statements and schedule, as amended of Massey Energy Company included in this Annual Report (Form 10-K/A Amendment No.
2) for the year ended October 31, 2001:

       Registration Statement Number           Description
       -----------------------------           -----------

               333-71047                 Form S-3, pertaining to the issuance
                                         of senior debt securities.

               333-61704                 Form S-8, pertaining to Massey Energy
                                         Company's Coal Company Salary Deferral
                                         and Profit Sharing Plan

               333-23809                 Form S-8, pertaining to the 1997
                                         Massey Restricted Stock Plan for
                                         Non-Employee Directors.

               333-37153                 Form S-8, pertaining to the Massey
                                         Executive Deferred Compensation
                                         Program.

               333-18151                 Form S-8, pertaining to the 1996
                                         Massey Executive Stock Plan.

                33-58557 Form S-8, pertaining to the Massey Corporation Stock Plan for
                                         Non-Employee Directors.

                33-31440 Form S-8, pertaining to the 1988 Massey Executive Stock Plan.

               333-40372                 Form S-8, pertaining to the 1999 Massey
                                         Corporation Executive Performance
                                         Incentive Plan.





                                /s/   Ernst & Young LLP


Richmond, Virginia
March 26, 2003